EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-Q of InterDigital, Inc. (the “Company”) for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Merritt, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2015	/s/ William J. Merritt
William J. Merritt
President and Chief Executive Officer